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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2002


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


           Delaware                          1-15951           22-3713430
         (State or other jurisdiction       (Commission      (IRS Employer
          of incorporation)                 File Number)     Identification No.)


         211 Mount Airy Road
         Basking Ridge, NJ                                    07920
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000

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ITEM 5. OTHER EVENTS

         Effective January 1, 2002, Avaya Inc., a Delaware corporation ("Avaya" or the "Company") implemented an internal reorganization and as a result, the Company currently assesses its performance and allocates its resources among four rather than three operating segments. The Company divided its Communications Solutions segment into two reportable segments: Systems and Applications. The objective is to enable the Company to understand and manage its product groups with greater precision. The Systems segment consists of the Company's traditional voice communications systems, converged voice and data network products, and multi-service networking products. The
Applications segment consists of software associated with the traditional voice communications systems and the customer relationship management, voice and unified messaging, and unified communication products and related professional services. In addition, the Company shifted installation and the network consulting portion of professional services previously reported in Communications Solutions to the Services segment. The Services segment continues to include maintenance, value-added and data services. The Connectivity Solutions segment represents structured cabling systems and electronic cabinets.

         As part of the changes made in the second quarter of fiscal 2002, the Company also redirected a larger portion of corporate operating expenses, consisting mostly of marketing and selling expenses, to each of the operating segments. The costs of shared services and other corporate center operations that (i) are managed on a common basis, (ii) are not identified with the operating segments, and (iii) represent business activities that do not qualify for separate operating segment reporting are aggregated in the Corporate and other category. Such costs include primarily business restructuring charges and related expenses, research and development, information technology, corporate finance and real estate costs.

         As a result of the changes discussed above, fiscal 2001 amounts have been restated to conform to the Company's new operating segment presentation. The Company is unable to restate amounts prior to fiscal 2001 into the new segment presentation and current year data into the previous segment presentation to provide comparability, as this would be impracticable, and would involve excessive cost and require extensive estimations.

         The reclassifications of fiscal 2001 amounts set forth below have been reflected in the consolidated financial statements of Avaya as of and for the fiscal year ended September 30, 2001 attached hereto as Exhibit 99.1.

ITEM 7(c). EXHIBITS

Exhibit 23.1      Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1 Consolidated Financial Statements of Avaya Inc. as of September 30, 2001 and 2000, and for each of the three years ended September 30, 2001.


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OPERATING SEGMENTS


                                                                                FISCAL 2001
                                     -----------------------------------------------------------------------------------------------
                                                                 THREE MONTHS ENDED                             TWELVE MONTHS ENDED

                                     --------------------------------------------------------------------------   ------------------
                                      DECEMBER 31, 2000    MARCH 31, 2001    JUNE 30, 2001   SEPTEMBER 30. 2001   SEPTEMBER 30. 2001
                                      -----------------    --------------    -------------   ------------------   ------------------
                                                                           (DOLLARS IN MILLIONS)
SYSTEMS:
  Total revenue.....................        $628              $630            $541                 $449                 $2,248
  Operating income (loss)...........         111                82              47                 (34)                    206
  Assets............................                                                                                     1,128
  Capital expenditures..............                                                                                        21
  Depreciation and amortization.....                                                                                        81
APPLICATIONS:
  Total revenue.....................        $244              $241            $217                 $197                   $899
  Operating income (loss)...........          19                23             (10)                 (23)                     9
  Assets............................                                                                                       359
  Capital expenditures..............                                                                                         4
  Depreciation and amortization.....                                                                                        48
SERVICES:
  Total revenue.....................        $557              $592            $584                 $590                 $2,323
  Operating income..................          98                96              96                  185                    475
  Assets............................                                                                                       849
  Capital expenditures..............                                                                                        15
  Depreciation and amortization.....                                                                                        33
CONNECTIVITY SOLUTIONS:
  Total revenue.....................        $356              $389            $372                 $206                 $1,323
  Operating income..................          85               141             134                    4                    364
  Assets............................                                                                                       619
  Capital expenditures..............                                                                                        26
  Depreciation and amortization.....                                                                                        30



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RECONCILING ITEMS

         A reconciliation of the totals reported for the operating segments to the corresponding line items in the consolidated financial statements is as follows:


                                                                                 FISCAL 2001
                                      ----------------------------------------------------------------------------------------------
                                                                  THREE MONTHS ENDED                             TWELVE MONTHS ENDED
                                      -------------------------------------------------------------------------  -------------------
                                       DECEMBER 31, 2000   MARCH 31, 2001    JUNE 30, 2001   SEPTEMBER 30. 2001  SEPTEMBER 30. 2001
                                       -----------------   --------------    -------------   ------------------  ------------------
                                                                         (DOLLARS IN MILLIONS)
REVENUE
  Total operating segments ........        $ 1,785            $ 1,852           $ 1,714            $ 1,442            $ 6,793
                                           =======            =======           =======            =======            =======
OPERATING INCOME (LOSS)
  Total operating segments ........        $   313            $   342           $   267            $   132            $ 1,054
Corporate and other:
  Business restructuring charges,
     related expenses and start-up
     expenses .....................            (59)              (188)              (66)              (572)              (885)
  Purchased in-process research and
     development ..................             --                (31)               (1)                --                (32)
  Corporate and unallocated shared
     expenses .....................           (228)              (226)             (153)               (97)              (704)
                                           -------            -------           -------            -------            -------
  Total operating income (loss) ...        $    26            $  (103)          $    47            $  (537)           $  (567)
                                           =======            =======           =======            =======            =======




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AVAYA INC.



Date: June 5, 2002                By:    /s/ Garry K. McGuire
                                      ------------------------------------
                                       Name: Garry K. McGuire
                                       Title: Chief Financial Officer and Senior
                                               Vice President, Operations


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
-------

23.1        Consent of PricewaterhouseCoopers LLP.

99.1 Consolidated Financial Statements of Avaya Inc. as of September 30, 2001 and 2000 and for each of the three years ended September 30, 2001.